EXHIBIT 99.1


                Computational Materials dated September 6, 2005.

                    CHL Mortgage Pass-Through Trust 2005-HYB7



                             Computational Materials



                          [GRAPHIC OMITTED] COUNTRYWIDE(R)



                           $715,399,000 (Approximate)




                                   CWMBS, Inc.
                                    Depositor


                          Countrywide Home Loans, Inc.
                                     Seller

                       Countrywide Home Loans Servicing LP
                                 Master Servicer


                       Countrywide Securities Corporation
                                Lead Underwriter

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
------------------------------        CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, is based only on a statistical pool of Mortgage Loans,
(i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool are expected to vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                       2
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[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
------------------------------        CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Preliminary Term Sheet                         Date Prepared: September 2, 2005

                    CHL Mortgage Pass-Through Trust 2005-HYB7
             $715,399,000 (Approximate, Subject to +/- 10% Variance)
                          Publicly Offered Certificates
                      First Lien Residential Mortgage Loans
=========================================================================================================================

                  Principal           WAL (Yrs) (2)(3)
                   Amount ($)       (WAvg Roll Date or     Interest Rate                              Expected Ratings
     Class        (Approx.) (1)       Call Date/ Mat)          Type            Tranche Type          Moody's/S&P/Fitch
     -----        ---------           ----------------         -----           -------------         -----------------
     1-A-1          66,600,000           1.86 /3.19         Variable (5)        Super Senior            Aaa/AAA/AAA
     1-A-2          7,400,000            1.86 /3.19         Variable (5)        Senior Support          Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
    1-A-IO          N/A ((9))           Not Offered          Fixed (4)     Senior / Interest Only       Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
     2-A-1         416,250,000           2.47 /3.22         Variable (6)        Super Senior            Aaa/AAA/AAA
     2-A-2          46,250,000           2.47 /3.22         Variable (6)       Senior Support           Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
    2-A-IO          N/A ((9))           Not Offered         Fixed ((4))    Senior / Interest Only       Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
     3-A-1          54,112,000           2.81 /3.20         Variable (7)        Super Senior            Aaa/AAA/AAA
     3-A-2          6,013,000            2.81 /3.20         Variable (7)       Senior Support           Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
    3-A-IO          N/A ((9))           Not Offered         Fixed ((4))    Senior / Interest Only       Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
     4-A-1          70,762,000           2.88 /3.16         Variable (8)        Super Senior            Aaa/AAA/AAA
     4-A-2          7,863,000            2.88 /3.16         Variable (8)       Senior Support           Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
    4-A-IO            N/A(9)            Not Offered          Fixed (4)     Senior / Interest Only       Aaa/AAA/AAA
       M            20,074,000          Not Offered           WAC (10)           Mezzanine               Aa2/AA/AA
      B-1           10,950,000          Not Offered           WAC (10)          Subordinate               A2/A/A
      B-2           9,125,000           Not Offered           WAC (10)          Subordinate            Baa2/BBB/BBB
      B-3                       Privately                     WAC (10)          Subordinate              NR/BB/BB
      B-4                         Placed                      WAC (10)          Subordinate               NR/B/B
      B-5                      Certificates                   WAC (10)          Subordinate              NR/NR/NR
=========================================================================================================================
    Total:          $715,399,000


(1) The Certificates (as described herein) will be collateralized by hybrid, adjustable rate, first-lien residential mortgage loans which are expected to have an initial fixed rate period of three, five, seven or ten years.
     Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between [5.75 - 9.00]% subordination to the Senior Certificates as of the Cut-off
     Date.
(2)  The WALs on the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class
     3-A-1 and Class 3-A-2 Certificates are shown to the related WAvg Roll
     Date (as defined herein) and to maturity at a pricing speed of 25% CPR.
     The WALs on the Class 4-A-1 and Class 4-A-2 Certificates are shown to the Call Date and to maturity at a pricing speed of 25% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination as described herein.
(4)  The Certificate Interest Rates for the Class 1-A-IO, Class 2-A-IO, Class
     3-A-IO and Class 4-A-IO Certificates for the interest accrual period for any Distribution Date (x) on or prior to the related WAvg Roll Date will be approximately 0.4900%, 0.5700%, 0.2800% and 0.2100% per annum respectively, and (y) thereafter will be 0% per annum.
(5)  The Certificate Interest Rates for the Class 1-A-1 and Class 1-A-2
     Certificates for the interest accrual period for any Distribution Date
     (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group I Mortgage Loans less the Certificate Interest Rate for the
     Class 1-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group I Mortgage Loans.
(6)  The Certificate Interest Rates for the Class 2-A-1 and Class 2-A-2
     Certificates for the interest accrual period for any Distribution Date
     (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group II Mortgage Loans less the Certificate Interest Rate for the Class 2-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group II Mortgage Loans.
(7)  The Certificate Interest Rates for the Class 3-A-1 and Class 3-A-2
     Certificates for the interest accrual period for any Distribution Date
     (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group III Mortgage Loans less the Certificate Interest Rate for the Class 3-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group III Mortgage Loans.
(8)  The Certificate Interest Rates for the Class 4-A-1 and Class 4-A-2
     Certificates for the interest accrual period for any Distribution Date
     (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group IV Mortgage Loans less the Certificate Interest Rate for the
     Class 4-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group IV Mortgage Loans.
(9) The notional balance of the Class 1-A-IO Certificates on any date will be equal to the current unpaid principal balance of the Class 1-A-1 and Class 1-A-2 Certificates, until and including the related WAvg Roll Date.
     The notional balance of the Class 2-A-IO Certificates on any date will be equal to the current unpaid principal balance of the Class 2-A-1 and Class 2-A-2 Certificates, until and including the related WAvg Roll Date.
     The notional balance of the Class 3-A-IO Certificates on any date will be equal to the current unpaid principal balance of the Class 3-A-1 and Class 3-A-2 Certificates, until and including the related WAvg Roll
     Date The notional balance of the Class 4-A-IO Certificates on any date will be equal to the current unpaid principal balance of the Class 4-A-1 and Class 4-A-2 Certificates, until and including the related WAvg Roll
     Date. After the applicable WAvg Roll Date, the notional balances of the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates, as applicable, will equal zero.


-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE
LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS
SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION.


                                       3
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[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
------------------------------        CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


(10) The Certificate Interest Rate for the Subordinate Certificates will be equal to the weighted average of the Net WAC of the Mortgage Loans in each Loan Group (weighted on the basis of the related subordinate portions).













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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE
LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS
SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION.


                                       4
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

[LOGO OMITTED] COUNTRYWIDE(R)                                                                          Computational Materials for
------------------------------                                                           CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

Depositor:                 CWMBS, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing Date, it is expected that Countrywide Home Loans Servicing LP will service all or substantially all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Two Rating Agencies are expected to provide ratings on the Class 1-A-1, Class 1-A-2, Class 1-A-IO,
                           Class 2-A-1, Class 2-A-2, Class 2-A-IO, Class 3-A-1, Class 3-A-2, Class 3-A-IO, Class 4-A-1,
                           Class 4-A-2, Class 4-A-IO, Class M, Class B-1 and Class B-2 Certificates. At least one Rating Agency is expected to provide ratings on the Class B-3 and Class B-4 Certificates. The Class B-5 Certificates
                           will not be rated. Moody's, Standard and Poor's and Fitch are the potential "Rating Agencies".

Cut-off Date:              September 1, 2005.

Closing Date:              On or about September 29, 2005.

Pricing Date:              On or about September 6, 2005.

Settlement Date:           On or about September 29, 2005.

Master Servicer
Remittance Date:           The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in October 2005.

Distribution Date:         The business day immediately following the Master Servicer Remittance Date, commencing in October 2005.

Certificates:              The "Senior Certificates" will consist of (i) the Class 1-A-1, Class 1-A-2 and Class 1-A-IO
                           Certificates (collectively, the "Group I Certificates"), (ii) the Class 2-A-1, Class 2-A-2 and Class
                           2-A-IO Certificates (collectively, the "Group II Certificates"), (iii) the Class 3-A-1, Class 3-A-2
                           and Class 3-A-IO Certificates (collectively, the "Group III Certificates") and (iv) the Class 4-A-1,
                           Class 4-A-2 and Class 4-A-IO Certificates (collectively, the "Group IV Certificates"). The Class
                           1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates are collectively, the "Interest Only
                           Certificates". The "Class A Certificates" will consist of the Class 1-A-1, Class 1-A-2, Class 2-A-1,
                           Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1 and Class 4-A-2 Certificates.

                           The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class B-3, Class
                           B-4 and Class B-5 Certificates and are supported by the cash flow on all of the Mortgage Loans. The
                           Senior Certificates and the Subordinate Certificates are collectively referred to herein as the
                           "Certificates." Only the Senior Certificates and the Class M, Class B-1 and Class B-2 Certificates
                           (collectively, the "Offered Certificates") are being offered publicly.


-----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE
SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION.


                                                                5

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

[LOGO OMITTED] COUNTRYWIDE(R)                                                                          Computational Materials for
------------------------------                                                           CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                           Generally, each group of Senior Certificates will receive principal and interest from the related
                           Loan Group. The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:              The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master Servicer to purchase all remaining assets of the trust fund which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the
                           Cut-off Date. This purchase would result in a termination of the Certificates and occurs on the "Call
                           Date".

Mortgage Loans:            The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $730,000,100. All of the Mortgage Loans will be hybrid, adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                           The Stipulation Sheets included in these Computational Materials as Appendix A, Appendix B, Appendix
                           C and Appendix D contain information that is intended to be generally representative of the final pool of Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10% with respect to each of the characteristics of the
                           Mortgage Loans. The statistical distribution of the characteristics of the pool of Mortgage Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the
                           Stipulation Sheets, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage Loans as of the Cut-off Date.

Group I
Mortgage Loans:            The aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date is expected to be approximately $80,000,100. The Group I Mortgage Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index or the one-year CMT index.

Group II
Mortgage Loans:            The aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date is expected to be approximately $500,000,000. The Group II Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index or the one-year CMT index.


-----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE
SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION.


                                                                6

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[LOGO OMITTED] COUNTRYWIDE(R)                                                                          Computational Materials for
------------------------------                                                           CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
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

Group III
Mortgage Loans:            The aggregate principal balance of the Group III Mortgage Loans as of the Cut-off Date is expected to be approximately $65,000,000. The Group III Mortgage Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index or the one-year CMT index.

Group IV
Mortgage Loans:            The aggregate principal balance of the Group IV Mortgage Loans as of the Cut-off Date is expected to be approximately $85,000,000. The Group IV Mortgage Loans will have interest rates that have an initial fixed rate period of ten years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index or the one-year CMT index.

WAvg Roll Date:            The "WAvg Roll Date" for the Group I, Group II, Group III and Group IV Mortgage Loans (collectively, the "Mortgage Loans") is the Distribution Date in July 2008, July 2010, August 2012 and August 2015,
                           respectively.

Pricing Prepayment
Speed:                     The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master servicing fees rate, lender paid mortgage insurance premiums (expressed as a per annum percentage) and the trustee fee rate, each, as applicable. As of the Cut-off Date, the weighted average Expense Fee Rate less lender paid mortgage insurance premiums
                           (expressed as a per annum percentage) is expected to be equal to approximately (a) with respect to any period prior to and including the related WAvg Roll Date, [0.259]%, [0.259]%, [0.259]% and
                           [0.259]%, for Loan Group I, Loan Group II, Loan Group III and Loan Group IV, respectively and (b)
                           thereafter, [0.259]%, [0.384]%, [0.384]% and [0.384]% for Loan Group I, Loan Group II, Loan Group III
                           and Loan Group IV respectively.

Net WAC:                   The "Net WAC", with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Accrued Interest:          The price to be paid for the Offered Certificates by investors who elect to settle bonds on the
                           Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the
                           Settlement Date. Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to all the Offered Certificates for a given Distribution
                           Date will be the calendar month preceding the month in which such Distribution Date occurs (on a
                           30/360 basis).

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume [7.50]% subordination below the Senior Certificates as of the Cut-off Date.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class M,
                           Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.


-----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE
SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION.


                                                                7

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

[LOGO OMITTED] COUNTRYWIDE(R)                                                                          Computational Materials for
------------------------------                                                           CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
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

                           Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1,
                           Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2,
                           Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3,
                           Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5
                           Certificates.

Shifting Interest:         Until the first Distribution Date occurring after September 2015, the Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate
                           Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage
                           Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                                    October 2005 - September 2015                       0% Pro Rata Share
                                    October 2015 - September 2016                       30% Pro Rata Share
                                    October 2016 - September 2017                       40% Pro  Rata Share
                                    October 2017 - September 2018                       60% Pro Rata Share
                                    October 2018 - September 2019                       80% Pro Rata Share
                                    October 2019 and after                              100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior
                           Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate
                           Certificates (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate
                           Certificates has doubled (i) on or prior to the September 2008 Distribution Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal or (ii) after the September 2008 Distribution Date, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior
                           Certificates. In the event the current senior percentage in any Loan Group (i.e., the then current aggregate principal balance of the Group I, Group II, Group III or Group IV Certificates, excluding the related Interest Only Certificates divided by the aggregate principal balance of the mortgage loans in the related Loan Group) exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Group I, Group II, Group III or Group IV Certificates, excluding the related Interest Only Certificates as of the Settlement Date, divided by the aggregate principal balance of the mortgage loans in the


-----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE
SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION.


                                                                8



[LOGO OMITTED] COUNTRYWIDE(R)                                                                          Computational Materials for
------------------------------                                                           CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                           related Loan Group as of the Cut-off Date), all Senior Certificates will receive all unscheduled prepayments.

Allocation of
Losses:                    Any realized losses on the Mortgage Loans in a Loan Group will be allocated as follows:  first, to the
                           Subordinate Certificates in reverse order of their numerical Class designations, in each case, until its respective class principal balance has been reduced to zero; thereafter, to the related Senior
                           Certificates (other than the Interest Only Certificates), pro rata; provided, however that (i) any realized losses on the Group I Mortgage Loans that would have been allocable to the Class 1-A-1
                           Certificates will be allocated to the Class 1-A-2 Certificates until its class principal balance has been reduced to zero, (ii) any realized losses on the Group II Mortgage Loans that would have been allocable to the Class 2-A-1 Certificates will be allocated to the Class 2-A-2 Certificates until its class principal balance has been reduced to zero, (iii) any realized losses on the Group III Mortgage
                           Loans that would have been allocable to the Class 3-A-1 Certificates will be allocated to the Class
                           3-A-2 Certificates until its class principal balance has been reduced to zero and (iv) any realized losses on the Group IV Mortgage Loans that would have been allocable to the Class 4-A-1 Certificates will be allocated to the Class 4-A-2 Certificates until its class principal balance has been reduced to zero.

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be distributed in the following order of priority:

                              1)    To the Senior Certificates, from the related Loan Group, accrued and unpaid interest at the related Certificate Interest Rate;
                              2)    Concurrently:
                                    (a)  To the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, principal from the related
                                         Loan Group;
                                    (b)  To the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, principal from the related
                                         Loan Group;
                                    (c)  To the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, principal from the related
                                         Loan Group; and
                                    (d)  To the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, principal from the related
                                         Loan Group;
                              3)    To the Class M Certificates, accrued and unpaid interest at the Class M Certificate Interest
                                    Rate;
                              4)    To the Class M Certificates, principal;
                              5)    To the Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate
                                    Interest Rate;
                              6)    To the Class B-1 Certificates, principal;
                              7)    To the Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate
                                    Interest Rate;
                              8)    To the Class B-2 Certificates, principal;
                              9)    To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and
                             10)    To the Residual Certificate, any remaining amount.

                                    Under certain circumstances (as described in the prospectus supplement), funds from one
                                    Loan Group may be used to pay the Senior Certificates related to another Loan Group.

-----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE
SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION.


                                                                9


[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
------------------------------        CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                               Yield Tables (%)
                               ----------------

           Class 1-A-1 to WAvg Roll Date
           ----------------------------------------------------------------------------------------
             Initial Coupon                5.1435%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 101-00                  4.67       4.62       4.46       4.32        4.04
           ========================================================================================
            WAL (yr)                         2.60       2.40       1.86       1.55        1.16
            MDUR (yr)                        2.37       2.20       1.72       1.45        1.09
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Jul08     Jul08      Jul08       Jul08       Jul08
           ----------------------------------------------------------------------------------------


           Class 1-A-1 to Maturity
           ----------------------------------------------------------------------------------------
                Initial Coupon             5.1435%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 101-00                  5.62       5.48       5.04       4.73        4.25
           ========================================================================================
            WAL (yr)                         11.54      7.51       3.19       2.13        1.31
            MDUR (yr)                        7.49       5.42       2.71       1.90        1.22
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Jul35     Jul35      Jul35       Jul35       Apr35
           ----------------------------------------------------------------------------------------

           Class 1-A-2 to WAvg Roll Date
           ----------------------------------------------------------------------------------------
                Initial Coupon             5.1435%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 100-23+                 4.78       4.74       4.62       4.50        4.28
           ========================================================================================
            WAL (yr)                         2.60       2.40       1.86       1.55        1.16
            MDUR (yr)                        2.37       2.20       1.72       1.45        1.09
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Jul08     Jul08      Jul08       Jul08       Jul08
           ----------------------------------------------------------------------------------------


           Class 1-A-2 to Maturity
           ----------------------------------------------------------------------------------------
              Initial Coupon               5.1435%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 100-23+                 5.66       5.53       5.14       4.87        4.46
           ========================================================================================
            WAL (yr)                         11.54      7.51       3.19       2.13        1.31
            MDUR (yr)                        7.48       5.40       2.70       1.90        1.22
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Jul35     Jul35      Jul35       Jul35       Apr35
           ----------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
------------------------------        CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Yield Tables (%)
                               ----------------

           Class 2-A-1 to WAvg Roll Date
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.1945%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 101-00                  4.91       4.86       4.68       4.52        4.18
           ========================================================================================
            WAL (yr)                         4.20       3.68       2.47       1.90        1.28
            MDUR (yr)                        3.66       3.23       2.22       1.73        1.19
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Jul10     Jul10      Jul10       Jul10       Jul10
           ----------------------------------------------------------------------------------------


           Class 2-A-1 to Maturity
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.1945%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 101-00                  5.58       5.41       4.95       4.67        4.23
           ========================================================================================
            WAL (yr)                         11.88      7.69       3.22       2.14        1.32
            MDUR (yr)                        7.73       5.56       2.73       1.91        1.22
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Aug35     Aug35      Aug35       Jul35       May35
           ----------------------------------------------------------------------------------------



           Class 2-A-2 to WAvg Roll Date
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.1945%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 100-21                  5.00       4.97       4.83       4.71        4.47
           ========================================================================================
            WAL (yr)                         4.20       3.68       2.47       1.90        1.28
            MDUR (yr)                        3.66       3.23       2.22       1.73        1.19
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Jul10     Jul10      Jul10       Jul10       Jul10
           ----------------------------------------------------------------------------------------


           Class 2-A-2 to Maturity
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.1945%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 100-21                  5.62       5.47       5.08       4.85        4.51
           ========================================================================================
            WAL (yr)                         11.88      7.69       3.22       2.14        1.32
            MDUR (yr)                        7.71       5.54       2.72       1.90        1.22
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Aug35     Aug35      Aug35       Jul35       May35
           ----------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
------------------------------        CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Yield Tables (%)
                               ----------------

           Class 3-A-1 to WAvg Roll Date
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.2651%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 101-00                  5.06       5.01       4.81       4.63        4.27
           ========================================================================================
            WAL (yr)                         5.65       4.69       2.81       2.04        1.30
            MDUR (yr)                        4.70       3.96       2.47       1.83        1.21
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Aug12     Aug12      Aug12       Aug12       Aug12
           ----------------------------------------------------------------------------------------


           Class 3-A-1 to Maturity
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.2651%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 101-00                  5.52       5.35       4.93       4.68        4.28
           ========================================================================================
            WAL (yr)                         11.80      7.63       3.20       2.13        1.31
            MDUR (yr)                        7.71       5.53       2.72       1.90        1.22
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Aug35     Aug35      Aug35       Aug35       May35
           ----------------------------------------------------------------------------------------



           Class 3-A-2 to WAvg Roll Date
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.2651%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 100-20+                 5.14       5.10       4.95       4.82        4.56
           ========================================================================================
            WAL (yr)                         5.65       4.69       2.81       2.04        1.30
            MDUR (yr)                        4.69       3.95       2.46       1.83        1.21
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Aug12     Aug12      Aug12       Aug12       Aug12
           ----------------------------------------------------------------------------------------


           Class 3-A-2 to Maturity
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.2651%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 100-20+                 5.56       5.42       5.06       4.87        4.57
           ========================================================================================
            WAL (yr)                         11.80      7.63       3.20       2.13        1.31
            MDUR (yr)                        7.69       5.51       2.70       1.89        1.21
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Aug35     Aug35      Aug35       Aug35       May35
           ----------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
------------------------------        CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               Yield Tables (%)
                               ----------------


           Class 4-A-1 to Call Date
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.5678%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 101-00+                 5.53       5.42       5.11       4.88        4.46
           ========================================================================================
            WAL (yr)                         11.35      7.10       2.88       1.92        1.20
            MDUR (yr)                        7.41       5.23       2.49       1.74        1.12
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Jun30     Oct23      Jul13       Jan11       Jan09
           ----------------------------------------------------------------------------------------


           Class 4-A-1 to Maturity
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.5678%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 101-00+                 5.53       5.43       5.15       4.93        4.54
           ========================================================================================
            WAL (yr)                         11.58      7.50       3.16       2.11        1.30
            MDUR (yr)                        7.47       5.36       2.65       1.87        1.21
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Sep35     Sep35      Sep35       Sep35       May35
           ----------------------------------------------------------------------------------------

           Class 4-A-2 to Call Date
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.5678%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 100-20+                 5.58       5.49       5.25       5.09        4.80
           ========================================================================================
            WAL (yr)                         11.35      7.10       2.88       1.92        1.20
            MDUR (yr)                        7.39       5.21       2.48       1.73        1.12
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Jun30     Oct23      Jul13       Jan11       Jan09
           ----------------------------------------------------------------------------------------


           Class 4-A-2 to Maturity
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.5678%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 100-20+                 5.58       5.50       5.29       5.13        4.85
           ========================================================================================
            WAL (yr)                         11.58      7.50       3.16       2.11        1.30
            MDUR (yr)                        7.45       5.34       2.64       1.86        1.20
            First Prin Pay                   Oct05     Oct05      Oct05       Oct05       Oct05
            Last Prin Pay                    Sep35     Sep35      Sep35       Sep35       May35
           ----------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
------------------------------        CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                   CONTACTS
-------------------------------------------------------------------------------

Countrywide Securities Corporation

Trading
-------

Gary Johnson                                  Tel: (818) 225-3188
                                              gary_johnson@countrywide.com
Peter Harrison                                Tel: (818) 225-4544
                                              peter_harrison@countrywide.com
Jeff Traister                                 Tel: (818) 225-4712
                                              jeffrey_traister@countrywide.com
Arielle Jacobs                                Tel: (818) 225-6396
                                              arielle_jacobs@countrywide.com

Banking Group
-------------

Ted Bouloukos                                 Tel:  (818) 225-4645
                                              ted_bouloukos@countrywide.com
Josh Smith                                    Tel:  (818) 225-3292
                                              joshua_n_smith@countrywide.com

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]  COUNTRYWIDE (R)                     Computational Materials for
-------------------------------       CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
  A Countrywide Capital Markets Company


                                  Appendix A

                            COUNTRYWIDE HOME LOANS
                          SAMPLE POOL CHARACTERISTICS
                            3/1 ARM AAA STIP SHEET
                            GROUP 1 MORTGAGE LOANS
----------------------------------------------------------------------------------------------------------------------------------

DELIVERY DESCRIPTION
     Delivery Amount                                                                                                   $80,000,000
     Product                                                                                                              3Yr Arms
     Delivery Variance                                                                                                      +/- 7%
     Settlement Dates                                                                                                    9/29/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                                                                 5.930%
      Approximate Net WAC                                                                                                      TBD
      Approximate Gross Margin                                                                                               2.30%
      Gross Margin Variance                                                                                             +/- 0.125%
      Reset                                                                        Fixed 3 Years / Annual & Semi-Annual Thereafter
      Lifetime Cap                                                                                                              6%
      WAM                                                                                                                      358
      Original Term                                                                                                            360
      Average Loan Size                                                                                      $365,000, +/- $40,000
      Geographic Distribution                                                                                              <40% CA
      Weighted Average LTV                                                                                               75% +/- 3
      Credit                                                                          Generally Underwritten To Jumbo A Guidelines
      Occupancy                                                                           90% Owner Occupied (Including 2nd Homes)
      Delinquency                                                                                                      All Current
      Approximate Property Types                                                                      82% SFR/PUD, 18% Condo/Other
      Documentation Style                       35% Full/Alt Doc (Including Preferred Processing Loans), 65% Reduced (max 6% NINA)
      Approximate Credit Score                                                                                            710 +/-5
      Purpose Type                                                                       55% Purchase, 15% refi, 30% cash-out refi
      Amortization Type                                                                                  Maximum 90% Interest Only
      Prepay Penalty                                                                                                  20% 1Yr Soft


----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES
CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION.
----------------------------------------------------------------------------------------------------------------------------------



[LOGO OMITTED]  COUNTRYWIDE (R)                     Computational Materials for
-------------------------------       CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
  A Countrywide Capital Markets Company


                                  Appendix A

                            COUNTRYWIDE HOME LOANS
                          SAMPLE POOL CHARACTERISTICS
                            5/1 ARM AAA STIP SHEET
                            GROUP 2 MORTGAGE LOANS
----------------------------------------------------------------------------------------------------------------------------------
DELIVERY DESCRIPTION
     Delivery Amount                                                                                                  $500,000,000
     Product                                                                                                              5/1 Arms
     Delivery Variance                                                                                                      +/- 7%
     Settlement Dates                                                                                                    9/29/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                                                                 6.125%
      Approximate Net WAC                                                                                                      TBD
      Approximate Gross Margin                                                                                               2.57%
      Gross Margin Variance                                                                                             +/- 0.125%
      Reset                                                                                      Fixed 5 Years / Annual Thereafter
      Lifetime Cap                                                                                                              5%
      WAM                                                                                                                      358
      Original Term                                                                                                            360
      Average Loan Size                                                                                      $350,000, +/- $40,000
      Max % over $1mm                                                                                                           5%
      Geographic Distribution                                                                                              <55% CA
      Weighted Average LTV                                                                                               76% +/- 2
      Credit                                                                          Generally Underwritten To Jumbo A Guidelines
      Occupancy                                                                           87% Owner Occupied (Including 2nd Homes)
      Delinquency                                                                                                      All Current
      Approximate Property Types                                                                      80% SFR/PUD, 20% Condo/Other
      Documentation Style                       5% Full/Alt Doc (Including Preferred Processing Loans), 95% Reduced (max 10% NINA)
      Approximate Credit Score                                                                                            715 +/-5
      Purpose Type                                                                        65% Purchase, 5% refi, 30% cash-out refi
      Amortization Type                                                                                  Maximum 89% Interest Only
      Prepay Penalty                                                                                      20% 1Yr/ 5% 2Yr/ 23% 3Yr

----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES
CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION.
----------------------------------------------------------------------------------------------------------------------------------



[LOGO OMITTED]  COUNTRYWIDE (R)                     Computational Materials for
-------------------------------       CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
  A Countrywide Capital Markets Company


                                  Appendix A

                            COUNTRYWIDE HOME LOANS
                          SAMPLE POOL CHARACTERISTICS
                            7/1 ARM AAA STIP SHEET
                            GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------------
DELIVERY DESCRIPTION
     Delivery Amount                                                                                                   $65,000,000
     Product                                                                                                              7/1 Arms
     Delivery Variance                                                                                                      +/- 7%
     Settlement Dates                                                                                                    9/29/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                                                                 5.865%
      Approximate Net WAC                                                                                                      TBD
      Approximate Gross Margin                                                                                               2.25%
      Gross Margin Variance                                                                                             +/- 0.125%
      Reset                                                                                      Fixed 7 Years / Annual Thereafter
      Lifetime Cap                                                                                                              5%
      WAM                                                                                                                      359
      Original Term                                                                                                            360
      Average Loan Size                                                                                      $450,000, +/- $30,000
      Geographic Distribution                                                                                              <65% CA
      Weighted Average LTV                                                                                               70% +/- 2
      Credit                                                                          Generally Underwritten To Jumbo A Guidelines
      Occupancy                                                                           90% Owner Occupied (Including 2nd Homes)
      Delinquency                                                                                                      All Current
      Approximate Property Types                                                                      90% SFR/PUD, 10% Condo/Other
      Documentation Style                       35% Full/Alt Doc (Including Preferred Processing Loans), 65% Reduced (max 4% NINA)
      Approximate Credit Score                                                                                            715 +/-5
      Purpose Type                                                                       50% Purchase, 15% refi, 35% cash-out refi
      Amortization Type                                                                                  Maximum 75% Interest Only
      Prepay Penalty                                                                                       20% 1Yr/ 5% 2Yr/ 5% 3Yr


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES
CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION.
----------------------------------------------------------------------------------------------------------------------------------




[LOGO OMITTED]  COUNTRYWIDE (R)                     Computational Materials for
-------------------------------       CHL Mortgage Pass-Through Trust 2005-HYB7
SECURITIES CORPORATION
  A Countrywide Capital Markets Company


                                  Appendix A

                            COUNTRYWIDE HOME LOANS
                          SAMPLE POOL CHARACTERISTICS
                            10/1 ARM AAA STIP SHEET
                            GROUP 4 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------------
DELIVERY DESCRIPTION
     Delivery Amount                                                                                                 $85,000,000
     Product                                                                                                           10/1 Arms
     Delivery Variance                                                                                                    +/- 7%
     Settlement Dates                                                                                                  9/29/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                                                               5.920%
      Approximate Net WAC                                                                                                    TBD
      Approximate Gross Margin                                                                                             2.38%
      Gross Margin Variance                                                                                           +/- 0.125%
      Reset                                                                                   Fixed 10 Years / Annual Thereafter
      Lifetime Cap                                                                                                            5%
      WAM                                                                                                                    359
      Original Term                                                                                                          360
      Average Loan Size                                                                                    $350,000, +/- $30,000
      Max % over $1mm                                                                                                        10%
      Geographic Distribution                                                                                            <65% CA
      Weighted Average LTV                                                                                             73% +/- 2
      Credit                                                                        Generally Underwritten To Jumbo A Guidelines
      Occupancy                                                                         90% Owner Occupied (Including 2nd Homes)
      Delinquency                                                                                                    All Current
      Approximate Property Types                                                                    90% SFR/PUD, 10% Condo/Other
      Documentation Style                     40% Full/Alt Doc (Including Preferred Processing Loans), 60% Reduced (max 5% NINA)
      Approximate Credit Score                                                                                          715 +/-5
      Purpose Type                                                                     40% Purchase, 20% refi, 40% cash-out refi
      Amortization Type                                                                                Maximum 80% Interest Only
      Prepay Penalty                                                                                              3% 1Yr/ 5% 3Yr


--------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).  NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES
CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.  THE INFORMATION HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION.
--------------------------------------------------------------------------------------------------------------------------------




                                     A-1